                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 14, 2005

                            G-III APPAREL GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-18183                41-1590959
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

              512 SEVENTH AVENUE                                      10018
              NEW YORK, NEW YORK                                    (Zip Code)
   (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 403-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d- 2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e- 4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(c) On September 14, 2005, the Board of Directors of the Company appointed Neal
S. Nackman to serve as the Company's Chief Financial Officer. Neal S. Nackman,
age 45, has been our Vice President - Finance since December 2003. Prior to joining G-III, Mr. Nackman was a financial consultant with Jefferson Wells
International from January 2003 until December 2003. From May 2001 until October
2002, he was Senior Vice President - Controller of Martha Stewart Living
Omnimedia, Inc. From May 1999 until May 2001, he was Chief Financial Officer of
Perry Ellis International Inc. From August 1995 until May 1999, he was the
Vice-President - Finance with Nautica Enterprises, Inc. Wayne Miller, who held the position of Chief Financial Officer, will continue as the Company's Chief
Operating Officer.

 (d) On September 14, 2005, the Board of Directors of the Company elected Laura
Pomerantz to serve as a member of the Board of Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           G-III APPAREL GROUP, LTD.

Date:  September 19, 2005                  By: /s/ Wayne Miller
                                               ---------------------------------
                                               Name:    Wayne S. Miller
                                               Title:   Chief Operating Officer